Note 9 - Income Taxes - Reconciliation of Income Tax Rate (Details)	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Computed (expected tax rate)	21.00%	21.00%	21.00%
State income taxes (net of federal tax benefit)	3.60%	4.10%	3.70%
Federal credits	0.60%	3.90%	0.90%
State rate changes	0.20%	2.80%	0.30%
State credit expiration	0.00%	2.10%	0.90%
Change in valuation allowance	0.00%	7.80%	1.20%
Other	0.10%	0.80%	0.90%
Effective income tax rate	23.70%	33.10%	22.90%